Washington Gas Light Company
Washington                                          1100 H Street, N.W.
Gas                                                 Washington, D.C. 20080

                                                    Direct Dial (202 -624-6116)




                                February 28, 1997

BY FAX
Ms. Eileen Stanek
Atlanta Gas Light Company
303 Peachtree Street, N.E.
Atlanta, Georgia 30308

             Re:     Amendment No. 1 to Displacement Service Agreement

Dear Eileen:

      Attached is a copy of a fully executed agreement between Washington Gas and Atlanta Gas Light Company. A hard copy will be sent out today by Federal Express.

                                                         Sincerely,

                                                         /s/ Mac

                                                         Telemac N. Chryssikos


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                                 AMENDMENT NO. 1
                         DISPLACEMENT SERVICE AGREEMENT

          This Amendment No. 1 , made and effective as of this 14th day of February 1997, reflects the agreement of the parties to amend the Displacement Service Agreement (Agreement) dated April 4, 1996 between Washington Gas Light Company (Seller) and Atlanta Gas Light Company (Buyer).

          Buyer and Seller agree to an extended term of the Agreement through April 15, 2001. Effective April 15, 1997, the parties agree that Article II shall be replaced by the following provision:

          "II. Term. The parties agree to extend the Term of this Agreement to be effective December 15, 1997 for four consecutive winter periods (Decmber 1 through the following April 15) through April 15, 2001. Thereafter, the Agreement shall continue in full force and effect for the same periods in subsequent years, on a year-to-year basis, unless terminated by either party upon written notice given to the other, non-terminating party no less than one hundred and twenty (120) days prior to the commencement of the ensuing winter period."

          In all other aspects, the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have caused this Supplement No. 1 to executed by their duly authorized officers, as of the day and year first written above.

                                            Seller:

                                            WASHINGTON GAS LIGHT COMPANY
Witness:
By:  /s/Kathy McKee                         By: /s/J.M. Schepis
     Admin. Associate                           SVP
          (Title)                                       (Title)

                                            Buyer:

                                            ATLANTA GAS LIGHT COMPANY
Witness:
By:  /s/Eileen G. Stanek                    By: /s/Thomas H. Benson
     Director                                   Executive Vice President
          (Title)                                     (Title)



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